EXHIBIT 10.4
                                                               ------------

                      1998 INCENTIVE STOCK OPTION PLAN
                  OF UNION BANKSHARES, INC. AND SUBSIDIARY

                                 SECTION ONE
                                 DEFINITIONS
                                 -----------

      As used herein:

      (a)   The word "Corporation" means Union Bankshares, Inc.

      (b) The word "Plan" means the 1998 Incentive Stock Option Plan of Union Bankshares, Inc. and Subsidiary, as herein set forth. The stock options issued under this Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code, as amended.

      (c) The word "Committee" means the stock option committee, as described in Section Three hereof.

      (d) The words "Eligible Employees" mean those officers and other key employees, including division managers and department heads, employees of the Corporation or its wholly-owned subsidiary or subsidiaries, who are selected by the Committee to receive stock options, as provided in Section Three hereof.

      (e) The word "Optionee" means an Eligible Employee to whom a stock option has been awarded under the Plan.

                                 SECTION TWO
                                  PURPOSES
                                  --------

      The purposes of the Plan are:

      (a) To encourage a sense of proprietorship on the part of officers and other key employees who will be largely responsible for the continued growth of the Corporation and its subsidiaries;

      (b)   To recognize past valuable services of such key employees;

      (c) To furnish such key employees with further incentive to develop and promote the business and financial success of the Corporation and its subsidiaries; and

      (d) To induce such key employees to continue in the service of the Corporation and its subsidiaries, by providing a means whereby such key employees may be given an opportunity to purchase stock in the Corporation.

                                SECTION THREE
                               ADMINISTRATION
                               --------------

      (a) The Plan shall be administered by a stock option committee consisting of all the members of the Board of Directors of the Corporation who are not eligible to receive options under the Plan. A majority of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members.

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      (b)   Subject to the express provisions of the Plan, the Committee shall have full power and authority, in its discretion, to determine initially and from time to time those Eligible Employees to whom options are to be granted and, subject to the limitations imposed by Section Five hereof, the times when such options shall be granted and the number of shares to be covered by each option. Accomplishments of individuals in furthering the interests of the Corporation and its subsidiaries shall be the primary guide of the Committee in apportioning the number of shares to be optioned to key employees, but the Committee may take into consideration the position held by an employee, his compensation, and other factors that the Committee may deem pertinent.

      (c) Subject to the express provisions of the Plan, the Committee shall also have the power and authority to construe and interpret the Plan and the respective option agreements entered into hereunder, and to make all other determinations necessary or advisable for administering the Plan. The determination of the Committee on all matters referred to in this section shall be final and conclusive.

                                SECTION FOUR
                                 ELIGIBILITY
                                 -----------

      Options may be granted only to Eligible Employees who are selected in accordance with the provisions of this Plan by the Committee. Except as provided in Section Six, no Eligible Employee who owns in excess of ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any parent or subsidiary of the Corporation may be granted a stock option pursuant to this Plan.

                                SECTION FIVE
                           SHARES SUBJECT TO PLAN
                           ----------------------

      (a) The stock to be sold pursuant to options granted under this Plan shall be authorized but unissued shares of the Corporation's $2.00 par value Common Stock and/or shares of such Common Stock held in treasury. Subject to adjustment in accordance with Section Fourteen hereof, the aggregate number of shares of Common Stock that may be optioned pursuant to this Plan during the existence of the Plan shall not exceed fifty thousand (50,000) shares.

      (b)   No option shall be granted pursuant to this Plan later than ten
(10) years following the date of the adoption of the Plan by resolution of the Board of Directors.

                                 SECTION SIX
                                OPTION PRICE
                                ------------

      (a) The purchase price of the shares under each option granted pursuant to the Plan shall be not less than the fair market value of the stock at the time such option is granted, as determined by the Committee.

      (b) Notwithstanding any other provision of this Plan, if an option is granted under this Plan to an employee who possesses in excess of ten percent (10%) of the total combined voting power of all outstanding classes of stock of the Corporation or any parent or subsidiary of the

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Corporation, the purchase price of the shares under such option shall be not less than one hundred and ten percent (110%) of the fair market value of such shares on the date the option is granted and the term of the option shall be not longer than five (5) years.

                                SECTION SEVEN
                             DURATION OF OPTIONS
                             -------------------

      Notwithstanding anything herein to the contrary, each option granted hereunder shall continue for a period of not longer than ten (10) years from the date of its grant or issuance, unless sooner terminated under the provisions of Section Eight hereof.

                                SECTION EIGHT
                           TERMINATION OF OPTIONS
                           ----------------------

      (a) In the event of termination of the Optionee's employment with the Corporation or any parent or subsidiary of the Corporation for any cause (other than the death or disability of the Optionee or termination for just cause) including by reason of resignation, lay off or retirement, each outstanding option granted such Optionee hereunder shall terminate three (3) months after the date on which such employment terminated.

      (b) In the event of the death of the Optionee, or termination of the Optionee's employment with the Corporation or any parent or subsidiary of the Corporation by reason of disability, each outstanding option granted such Optionee hereunder shall terminate twelve (12) months after the date of such Optionee's death or termination of employment, as the case may be.

      (c) In the event of termination of the Optionee's employment with the Corporation or any parent or subsidiary of the Corporation for just cause, each outstanding option granted such Optionee hereunder shall terminate immediately upon such termination of employment.

      (d) The Committee in its discretion may accelerate the exercisability of any option granted hereunder which is subject to a holding period pursuant to Section Nine (b), in the event of termination of the Optionee's employment with the Corporation or any parent or subsidiary of the Corporation for any reason, other than termination for just cause.

                                SECTION NINE
                             EXERCISE OF OPTIONS
                             -------------------

      (a) Subject to the terms and conditions of the Plan, options may be exercised by written notice to the Corporation at its principal office at Morristown, Vermont, and addressed to the attention of the Secretary, as provided in the option agreements entered into hereunder.

      (b) Subject to Section Eight (b), no option may be exercised unless and until the Optionee shall have remained in the continuous employ of the Corporation for twelve (12) months from the date such option was granted.

      (c) An option may be exercised either at one time as to the total number of shares covered thereby, or from time to time as to any portion thereof in units of one hundred (100) shares or multiples thereof.

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      (d)   The aggregate fair market value (determined at the time the option is granted) of stock for which options become exercisable for the first time under the terms of the Plan (or under any other plan of the Corporation or any parent or subsidiary) during any calendar year may not exceed $100,000.

      (e) On the exercise of an option, a certificate or certificates evidencing the shares as to which the option is exercised shall be delivered to the person exercising the option.

      (f) Subject to the limitations imposed by Sections Seven and Eight hereof, in the event of the death of an Optionee, the option or options theretofore granted to him may be exercised by the legal representatives of the estate of the Optionee or by the person or persons to whom his rights under the option or options shall pass by will or the laws of descent and distribution.

                                 SECTION TEN
                                   PAYMENT
                                   -------

      Payment of the purchase price for shares purchased under options granted under the Plan must be made in full, in cash or in other shares of the Corporation's common stock, or in a combination of cash and common stock, at the time of the exercise of the option in the manner provided in Section Nine hereof. In the event that payment for the optioned shares is made in whole or in part with other shares of the Corporation's common stock, such shares will be valued at their fair market value on the date of the exercise of the option, as determined by the Committee.

                               SECTION ELEVEN
                        NONTRANSFERABILITY OF OPTIONS
                        -----------------------------

      An option granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the Optionee, may be exercised only by him.

                               SECTION TWELVE
                     AGREEMENT TO CONTINUE IN EMPLOYMENT
                     -----------------------------------

      Each Eligible Employee to whom an option is granted shall, in consideration of the granting of such option to him, agree that he will remain in the continuous service of the Corporation, at the pleasure of the Corporation, as an officer or employee for a period of at least one (1) year from the date of the granting of the option, except as he may be prevented from doing so by death, disability, or retirement under the Corporation's retirement plan.

      Nothing in this Plan or in any option granted hereunder shall be deemed to confer on any individual any right to continue in the employ of the Corporation or to interfere in any way with the right of the Corporation to terminate his employment at any time.

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                              SECTION THIRTEEN
                      PURCHASE OF SHARES FOR INVESTMENT
                      ---------------------------------

      Each Optionee and each other person who shall exercise an option shall represent and agree that all shares purchased pursuant to such option will be purchased for investment and not with a view to the distribution or resale thereof.

                              SECTION FOURTEEN
                            ADJUSTMENT OF SHARES
                            --------------------

      In the event of a merger, consolidation, reorganization, recapitalization, reclassification of stock, stock dividend, split-up, or other change in the corporate structure or capitalization of the Corporation affecting the Corporation's Common Stock as presently constituted, appropriate adjustments shall be made by the Committee in the aggregate number and kind of shares subject to the Plan, the maximum number and kind of shares for which options may be granted in any calendar year, the maximum number and kind of shares for which options may be granted to any one employee, and the number and kind of shares and the price per share subject to outstanding options.

                               SECTION FIFTEEN
                   REGISTRATION OR QUALIFICATION OF SHARES
                   ---------------------------------------

      Each option shall be subject to the condition that, if at any time the Committee shall determine in its discretion that the registration or qualification of the shares covered thereby under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such option or the delivery of shares on the exercise thereof, no such option may be granted, or, if granted, delivery of shares on the exercise thereof shall be deferred, until such registration or qualification shall have been effected. In the event the Committee determines that registration or qualification of shares is necessary or desirable, the Corporation shall, at its expense, take such action as may be required to effect such registration or qualification.

                               SECTION SIXTEEN
                               FORM OF OPTION
                               ---------------

      The form of option to be granted pursuant to the Plan shall be approved by the Committee.

                              SECTION SEVENTEEN
                SUSPENSION, AMENDMENT, OR TERMINATION OF PLAN

      Unless the Plan shall theretofore have been terminated by the Board of Directors, the Plan shall terminate ten (10) years following the date upon which the Plan was adopted by resolution of the Board of Directors. The Board of Directors of the Corporation shall have the right, at any time, to suspend, amend, or terminate the Plan; provided, however, that, unless duly approved by vote of the holders of the Corporation's Common Stock at any annual or special meeting, no amendment

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shall increase the total number of shares that shall be the subject of the
Plan or change the formula for determining the purchase price for the optioned shares, and provided further that no termination of the Plan or action by the Board of Directors in amending or suspending the Plan shall affect or impair the rights of an Optionee under any option previously granted under the Plan. No option may be granted under the Plan during any suspension thereof or after the termination thereof.

                              SECTION EIGHTEEN
                           EFFECTIVE DATE OF PLAN
                           ----------------------

      This Plan shall become effective upon its adoption and approval by the Board of Directors and ratification by the shareholders of the Corporation. Unless this Plan shall have been approved by vote of the shareholders of the Corporation at an annual or special meeting of such shareholders within twelve (12) months following the date upon which this Plan is adopted by the Board of Directors, the Plan shall be of no further force and effect and any option granted hereunder shall be null and void.

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